Exhibit 10.1

THIRD AMENDMENT TO

LOAN, SECURITY AND GUARANTY AGREEMENT

This THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of December 15, 2014, among WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation (“Holdings”), BEMIS, LLC, a Vermont limited liability company (“Bemis”), CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership (“Chapman Construction”), CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation (“Chapman Management”), CONSTRUCTION TANK SERVICES, LLC, a Delaware limited liability company (“Construction Tank”), WILLBROS UTILITY T&D OF MASSACHUSETTS, LLC, a New York limited liability company (“WUTDM”), WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York limited liability company (“WUTDNY”), LINEAL INDUSTRIES, INC., a Pennsylvania corporation (“Lineal”), PREMIER UTILITY SERVICES, LLC, a New York limited liability company (“Premier Utility”), PREMIER WEST COAST SERVICES, INC., an Oklahoma corporation (“Premier West Coast”), TRAFFORD CORPORATION, a Pennsylvania corporation (“Trafford”), UTILX CORPORATION, a Delaware corporation (“Utilx”), WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company (“Willbros Construction (U.S.)”), WILLBROS DOWNSTREAM, LLC, an Oklahoma limited liability company (“Willbros Downstream”), WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Engineering California”), WILLBROS ENGINEERS (U.S.), LLC, a Delaware limited liability company (“Willbros Engineers (U.S.)”), WILLBROS ENGINEERS, LLC, a Louisiana limited liability company (“Willbros Engineers Louisiana”), WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Government Services”), WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Project Services”), WILLBROS HEATER SERVICES LLC, an Oklahoma limited liability company (“Heater Services”), WILLBROS T&D SERVICES, LLC, a Delaware limited liability company (“Willbros T&D Services”, and together with Holdings, Bemis, Chapman Construction, Chapman Management, Construction Tank, WUTDM, WUTDNY, Lineal, Premier Utility, Premier West Coast, Trafford, Utilx, Willbros Construction (U.S.), Willbros Downstream, Willbros Engineering California, Willbros Engineers (U.S.), Willbros Engineers Louisiana, Willbros Government Services, Willbros Project Services and Heater Services, the “U.S. Borrowers”), WILLBROS CONSTRUCTION SERVICES (CANADA) L.P., a limited partnership organized under the laws of Alberta, Canada (“Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), WILLBROS GROUP, INC., a Delaware corporation (the “Parent”), the other Persons party to this Amendment as Guarantors, the Lenders party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent and administrative agent for itself and the other Secured Parties (the “Agent”).

RECITALS:

A. Borrowers, Guarantors, Agent, and the financial institutions named therein as lenders (the “Lenders”), are parties to that certain Loan, Security and Guaranty Agreement dated as of August 7, 2013 (as amended by that certain First Amendment dated as of August 30, 2013 and that certain Second Amendment dated April 1, 2014, the “Loan Agreement”), pursuant to which the Lenders agreed to make Loans and provide certain other credit accommodations to the Borrowers. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Loan Agreement.

B. Borrowers and Guarantors desire to refinance the Term Loans and increase the outstanding principal amount thereof.

C. Borrowers have requested that the Required Lenders agree to amend the Loan Agreement to accommodate such refinancing and increase of the Term Loans, and the Required Lenders have agreed to the amendments set forth below subject to the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantors, Agent and the Lenders party hereto hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Loan Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.1 of the Loan Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

Third Amendment: the Third Amendment to this Agreement, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Agent.

Third Amendment Effective Date: the date on which each of the conditions precedent to the Third Amendment have been satisfied.

1.2 Amendment to the Definition of Consolidated EBITDA. Clause (h) of the definition of “Consolidated EBITDA” shall be amended and restated in its entirety to read as follows:

(h) to the extent deducted in determining such Consolidated Net Income, (i) fees and expenses in an aggregate amount not to exceed $9,000,000 relating to the closing of this Agreement and that certain Term Loan Credit Agreement dated as of August 7, 2013, among the Parent, as borrower, certain U.S. Subsidiaries, as guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and (ii) fees and expenses in an aggregate amount not to exceed $8,000,000 incurred in connection with the refinancing of the Term Loans occurring on or about the Third Amendment Effective Date; plus (in the case of a loss) or minus (in the case of a gain)

1.3 Amendment to the definition of Intercreditor Agreement. The definition of “Intercreditor Agreement” set forth in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

Intercreditor Agreement: that certain Intercreditor Agreement dated as of the Closing Date among the Parent, the other U.S Obligors, Bank of America, N.A., as agent for the ABL Secured Parties (as defined therein), and JPMorgan Chase Bank, N.A., as agent for the Term Loan Secured Parties (as defined therein), as reaffirmed on or about the Third Amendment Effective Date pursuant to that certain Notice of Refinancing and Reaffirmation of Intercreditor Agreement, by and among the Parent, the other U.S. Obligors, Bank of America, N.A., as agent for the ABL Secured Parties (as defined therein), and JPMorgan Chase Bank, N.A., as agent for the Term Loan Secured Parties (as defined therein), and as the same may be further amended supplemented or otherwise modified from time to time.

1.4 Amendments to the Definition of Term Loan Credit Agreement. The definition of “Term Loan Credit Agreement” set forth in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

Term Loan Credit Agreement: the Credit Agreement dated as of December 15, 2014, among the Parent, as borrower, certain U.S. Subsidiaries, as guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, in each case as and to the extent permitted by this Agreement and the Intercreditor Agreement, and any other definitive agreement governing any other Term Debt (whether or not with the same or new lenders, institutional investors or agents), as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, in each case as and to the extent permitted by this Agreement and the Intercreditor Agreement.

1.5 Amendment to Section 10.2.2. Section 10.2.2(f) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

(f) the Term Loans incurred by the Parent and U.S. Subsidiaries in an aggregate principal amount not to exceed $270,000,000 at any time outstanding and any Debt refinancing, extending, renewing or replacing the Term Loans (or any other Term Debt) to the extent each Refinancing Condition is satisfied;

1.6 Amendments to Sections 10.2.9 and 10.2.15. Each of Section 10.2.9(c)(i)(B) and Section 10.2.15(f) of the Loan Agreement shall be amended to replace each reference therein to “the Closing Date”, when used in reference to the Term Loan Documents, to be a reference to “the Third Amendment Effective Date”.

1.7 Amendment to Exhibit C. Exhibit C to the Loan Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A to this Amendment.

Section 2. Conditions Precedent. Each of the amendments contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Third Amendment Effective Date”):

2.1 Third Amendment. Agent shall have received counterparts of this Amendment executed on behalf of Agent, each Obligor and the Required Lenders.

2.2 Certificate of Responsible Officer. The Agent shall have received a certificate of a Responsible Officer of the Parent certifying (i) a true, accurate and complete copy of the Term Loan Credit Agreement and its related security documents, (ii) all representations and warranties of each Obligor contained in the Loan Agreement (as amended hereby), this Amendment and the other Loan Documents are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) as of such earlier date) and (iii) no Default or Event of Default has occurred and is continuing.

Section 3. Representations and Warranties. To induce the Required Lenders and Agent to enter into this Amendment, each Obligor hereby represents and warrants to Lenders and Agent that, as of the Third Amendment Effective Date:

3.1 Loan Document Representations and Warranties. Each representation and warranty of such Obligor contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it is true and correct in all respects) on the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it was true and correct in all respects) as of such earlier date).

3.2 No Defaults. No Default or Event of Default has occurred and is continuing.

3.3 Power and Authority; No Contravention; Authorizations and Approvals. The execution, delivery and performance by such Obligor of this Amendment are within such Obligor’s organizational powers, have been duly authorized by all necessary organizational action on the part of such Obligor, require no action by or in respect of, or filing with, any Governmental Authority except actions by, and notices to or filings with, Governmental Authorities (including, without limitation, the SEC) that may be required in the Ordinary Course of Business from time to time or that may be required to comply with the express requirements of the Loan Documents and do not violate any provision of Applicable Law in any material respect or contravene the terms of any Organic Document binding upon such Obligor.

3.4 Enforceable Obligations. This Amendment is a legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, except as enforceability may be limited by any applicable Debtor Relief Laws or general principles of equity.

Section 4. Certain Covenants.

4.1 Landlord Agreement. The Parent shall use commercially reasonable efforts to obtain, within 60 days after the Third Amendment Effective Date, the consent of the landlord in respect of the Property on which the Parent’s corporate headquarters is situated to provide Agent access to the Obligors’ books and records (it being understood and agreed that (a) the use of commercially reasonable efforts shall not require any economic or other material concessions but may require payment of de minimis fees and out-of-pocket costs and expenses relating to the granting and negotiation of such consent and (b) in the event that an Obligor’s books and records are not accessible at the Parent’s corporate headquarters such Obligor shall, after the Third Amendment Effective Date, use commercially reasonable efforts to obtain consent of the landlord in respect of the Property on which its corporate headquarters is situated to provide Agent access to such books and records).

4.2 Deposit Account Control Agreement. On or before December 31, 2014, the Obligors shall deliver a fully-executed Deposit Account Control Agreement in form and substance reasonably satisfactory to the Agent with respect to the Deposit Accounts maintained by Capital One, N.A. with account numbers ending 15289 and 15106.

Section 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors. This Amendment is a Loan Document.

5.2 Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder.

5.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4 Legal Expenses. As provided in Section 3.4 of the Loan Agreement, Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.5 Counterparts; Execution. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until all Borrowers, all Guarantors, Required Lenders and Agent have executed a counterpart. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

5.6 Entire Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

5.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.8 Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers effective as of the date and year first above written.

U.S. BORROWERS:

WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation
BEMIS, LLC, a Vermont limited liability company
CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership
CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation
CONSTRUCTION TANK SERVICES, LLC, a Delaware limited liability company
WILLBROS UTILITY T&D OF MASSACHUSETTS, LLC, a New York limited liability company
WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York limited liability company
LINEAL INDUSTRIES, INC., a Pennsylvania corporation
PREMIER UTILITY SERVICES, LLC, a New York limited liability company
PREMIER WEST COAST SERVICES, INC., an Oklahoma corporation
TRAFFORD CORPORATION, a Pennsylvania corporation
UTILX CORPORATION, a Delaware corporation
WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company
WILLBROS DOWNSTREAM, LLC, an Oklahoma limited liability company
WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware Corporation
WILLBROS ENGINEERS (U.S.), LLC, a Delaware limited liability corporation
WILLBROS ENGINEERS, LLC, a Louisiana limited liability company
WILLBROS HEATER SERVICES LLC, an Oklahoma limited liability company
WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware limited liability company

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware limited liability company
WILLBROS T&D SERVICES, LLC, a Delaware limited liability company

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer of each of the above listed entities

CANADIAN BORROWER:

WILLBROS CONSTRUCTION SERVICES (CANADA), L.P., an Alberta limited partnership, by its General Partner, WILLBROS (CANADA) GP I LIMITED

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer

U.S. FACILITY GUARANTORS:

WILLBROS GROUP, INC., a Delaware corporation
WILLBROS MIDSTREAM SERVICES (U.S.), LLC, a Delaware limited liability company
WILLBROS UTILITY T&D HOLDINGS, LLC, a Delaware limited liability company
WILLBROS UTILITY T&D GROUP COMMON PAYMASTER, LLC, a Delaware limited liability company
SKIBECK PIPELINE COMPANY, INC., a New York corporation
UTILX OVERSEAS HOLDINGS, INC., a Delaware corporation

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer of each of the above listed entities

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

CANADIAN FACILITY GUARANTORS

WILLBROS CANADA HOLDINGS ULC, a British Columbia unlimited liability company
WILLBROS (CANADA) GP I LIMITED, a British Columbia corporation
WILLBROS (CANADA) GP IV LIMITED, a British Columbia corporation
WILLBROS (CANADA) GP V LIMITED, a British Columbia corporation
0795781 B.C. LTD., a British Columbia corporation
P/L EQUIPMENT LP, an Alberta limited partnership, by its General Partner, 0795781 B.C. LTD.
WILLBROS FACILITIES & TANKS (CANADA) LP, an Alberta limited partnership, by its General Partner, WILLBROS (CANADA) GP IV LIMITED
WILLBROS PSS MIDSTREAM (CANADA) LP, an Alberta limited partnership, by its General Partner, WILLBROS (CANADA) GP V LIMITED

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer of each of the above listed entities

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent, a U.S. Lender and U.S. Issuing Bank

By:	/s/ Laura Parrish
Name:	Laura Parrish
Title:	Vice President

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

CAPITAL ONE LEVERAGE FINANCE CORP., as a U.S. Lender

By:	/s/ Shawn Orgeron
Name:	Shawn Orgeron
Title:	Vice President

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Minna Lee
Name:	Minna Lee
Title:	Authorized Signatory

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President/Credit Officer, Canada

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

SUNTRUST BANK, as a U.S. Lender and a Canadian Lender

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Managing Director

[Signature Page]

THIRD AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

Exhibit A to Third Amendment to

Loan, Security and Guaranty Agreement

EXHIBIT C

to

Loan, Security and Guaranty Agreement

FORM OF ANNUAL/MONTHLY COMPLIANCE CERTIFICATE

(Pursuant to Section 10.1.6(d) of the Loan Agreement)

Financial Statement Date:

To:     Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to the Loan, Security and Guaranty Agreement dated as of August 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation (“Holdings”), BEMIS, LLC, a Vermont limited liability company (“Bemis”), CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership (“Chapman Construction”), CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation (“Chapman Management”), CONSTRUCTION & TURNAROUND SERVICES, L.L.C., an Oklahoma limited liability company (“Construction & Turnaround”), WILLBROS UTILITY T&D OF MASSACHUSETTS, LLC, a New York limited liability company (“WUTDM”), WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York limited liability company (“WUTDNY”), LINEAL INDUSTRIES, INC., a Pennsylvania corporation (“Lineal”), PREMIER UTILITY SERVICES, LLC, a New York limited liability company (“Premier Utility”), PREMIER WEST COAST SERVICES, INC., an Oklahoma corporation (“Premier West Coast”), TRAFFORD CORPORATION, a Pennsylvania corporation (“Trafford”), UTILX CORPORATION, a Delaware corporation (“Utilx”), WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company (“Willbros Construction (U.S.)”) WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Construction California”), WILLBROS DOWNSTREAM OF OKLAHOMA, INC., an Oklahoma corporation (“Willbros Downstream Oklahoma”), WILLBROS DOWNSTREAM, LLC, an Oklahoma limited liability company (“Willbros Downstream”), WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Engineering California”), WILLBROS ENGINEERS (U.S.), LLC, a Delaware limited liability company (“Willbros Engineers (U.S.)”), WILLBROS ENGINEERS, LLC, a Louisiana limited liability company (“Willbros Engineers Louisiana”), WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Government Services”), WILLBROS MANAGEMENT SERVICES, LLC, a Delaware limited liability company (“Willbros Management Services”), WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Project Services”), WILLBROS T&D SERVICES, LLC, a Delaware limited liability company (“Willbros T&D Services” and together with Holdings, Bemis, Chapman Construction, Chapman Management, Construction & Turnaround, WUTDM, WUTDNY, Lineal, Premier Utility, Premier West Coast, Trafford, Utilx, Willbros Construction (U.S.), Willbros Construction California, Willbros Downstream Oklahoma, Willbros Downstream, Willbros Engineering California, Willbros Engineers (U.S.), Willbros Engineers

Exhibit C – Page 1

Form of Annual/Monthly Compliance Certificate

Louisiana, Willbros Government Services, Willbros Management Services and Willbros Project Services, the “Initial U.S. Borrowers”), WILLBROS CONSTRUCTION SERVICES (CANADA) L.P., a limited partnership organized under the laws of Alberta, Canada (the “Canadian Borrower” and, together with the U.S. Borrowers (as defined therein), the “Borrowers” and each, a “Borrower”), WILLBROS GROUP, INC., a Delaware corporation (the “Parent”), and the other Persons from time to time party to the Loan Agreement as Guarantors (as defined therein), the financial institutions from time to time party to the Loan Agreement as lenders (collectively, “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as collateral agent and administrative agent for the Secured Parties (the “Agent”). Terms are used herein as defined in the Loan Agreement.

The undersigned Financial Officer hereby certifies as of the date hereof that he/she is a Financial Officer of the Parent, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Agent on the behalf of the Parent, and that:

[Use following paragraph 1 for Fiscal Year-end financial statements]

1. The Parent has delivered its year-end audited financial statements required by Section 10.1.6(a) of the Loan Agreement for the Fiscal Year of the Parent ended as of the above date, together with the report and opinion of an independent registered public accounting firm required by such section.

[Use following paragraph 1 for fiscal month-end financial statements]

1. The Parent has delivered its unaudited financial statements required by Section 10.1.6(c) of the Loan Agreement for the fiscal month of the Parent ended as of the above date. Such financial statements fairly present, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the end of such fiscal month and their consolidated results of operations for such fiscal month and for the portion of the Fiscal Year ended as of the above date in conformity with GAAP, subject only to year-end audit adjustments and the absence of footnotes.

2. [select one:]

[No change (other than any change set forth in the notes to the financial statements referred to in paragraph 1 above) in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Parent most recently theretofore delivered under Section 10.1.6(a) or (c) of the Loan Agreement (or, prior to the first such delivery, referred to in Section 9.1.6 of the Loan Agreement).]

or

[A change (other than any change set forth in the notes to the financial statements referred to in paragraph 1 above) in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Parent most recently theretofore delivered under Section 10.1.6(a) or (c) of the Loan Agreement (or, prior to the first such delivery, referred to in Section 9.1.6 of the Loan Agreement) and Schedule 2 attached hereto sets forth in reasonable detail such change.]

Exhibit C – Page 2

Form of Annual/Monthly Compliance Certificate

3. The undersigned has reviewed and is familiar with the terms of the Loan Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Parent and its Subsidiaries during the accounting period covered by such financial statements.

4. A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Parent and its Subsidiaries performed and observed all their covenants under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Parent and its Subsidiaries performed and observed each covenant under the Loan Documents applicable to it, and no Default has occurred and is continuing.]

or [to the best knowledge of the undersigned, the following covenants under the Loan Documents applicable to the Parent and its Subsidiaries have not been performed or observed and the following is a list of each such Default and its nature and status:]

5. The representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality in which case it is true and correct in all respects) on the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality in which case it is true and correct in all respects) as of such earlier date).

6. Schedule 1 attached hereto sets forth the Fixed Charge Coverage Ratio (and accompanying calculations) as at the end of the most recent [fiscal month] [Fiscal Year]. [However, compliance with this financial covenant is not required for the purposes of Section 10.3 of the Loan Agreement because no Trigger Period is in effect.].

[Remainder of Page Intentionally Blank; Signature Page to Follow]

Exhibit C – Page 3

Form of Annual/Monthly Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of             ,             .

WILLBROS GROUP, INC.,

By:
Name:
Title:

Exhibit C – Page 4

Form of Annual/Monthly Compliance Certificate

For the Fiscal Year/fiscal month ended                     (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

Section 10.3 – Fixed Charge Coverage Ratio

Consolidated EBITDA for the most recent twelve calendar months ending on the above date (“Subject Period”) for the Parent and its Subsidiaries:1

	a.	Consolidated Net Income for Subject Period (excluding the results of discontinued operations for such period (as determined in accordance with GAAP)):	$
Plus	b.	Consolidated Interest Expense for Subject Period:	$
Plus	c.	Charges against income for foreign, Federal, state and local Taxes for Subject Period:	$
Plus	d.	Depreciation expense for Subject Period:	$
Plus	e.	Amortization expense for Subject Period:	$
Plus	f.	Other non-cash charges or losses for Subject Period:	$
Plus	g.	Amortization, write-off or write-down of debt discount, capitalized interest and debt issuance costs and deferred financing costs, the accretion or accrual of discounted liabilities to the extent not paid in cash and commissions, discounts and other fees and charges associated with letters of credit or Debt, in each case for Subject Period:	$
Minus	h.	Non- cash gains and extraordinary or non-recurring gains for Subject Period:	$
Minus gains or Plus losses	i.	Gains or losses on sales of assets of the Parent or any of its Subsidiaries (other than in the Ordinary Course of Business) for Subject Period:	$

[1]	For purposes of calculating Consolidated EBITDA for any period, if during such period the Parent or any Subsidiary shall have consummated any Acquisition or any Asset Disposition of a Subsidiary, a business unit or a line of business and the aggregate consideration paid or received in which by the Parent and its Subsidiaries exceeded $25,000,000, Consolidated EBITDA for such period shall be calculated after giving Pro Forma effect thereto.

Exhibit C – Page 5

Form of Annual/Monthly Compliance Certificate

Minus	j.	Income for Subject Period of any Person (other than any Wholly-Owned Subsidiary of the Parent) in which the Parent or any Wholly-Owned Subsidiary owns any Equity Interests, except to the extent (i) such income is received in a cash distribution during such Subject Period or (ii) the payment of cash dividends or similar cash distributions by such Person to the Parent or such Wholly-Owned Subsidiary on account of such ownership is not prohibited by any Governmental Authority or by the operation of the terms of the Organic Documents of such Person or any agreement or other instrument binding on such Person:	$
Minus gains or Plus losses	k.	Non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives for Subject Period:	$
Minus	l.	Cash payments made during Subject Period in respect of non-cash charges added back in determining Consolidated EBITDA pursuant to clause (f) above for any previous period:	$
Plus	m.	(i) Fees and expenses in an aggregate amount not to exceed $9,000,000 relating to the closing of this Agreement and that certain Term Loan Credit Agreement dated as of August 7, 2013, among the Parent, as borrower, certain U.S. Subsidiaries, as guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and (ii) fees and expenses in an aggregate amount not to exceed $8,000,000 incurred in connection with the refinancing of the Term Loans occurring on or about the Third Amendment Effective Date:	$
Minus gains or Plus losses	n.	Gain or loss arising from early extinguishment of Debt or obligations under any Hedging Agreement for Subject Period:	$

Exhibit C – Page 6

Form of Annual/Monthly Compliance Certificate

Plus	o.	Fees and expenses paid or payable in connection with any waiver or amendment of any Debt for Subject Period:	$
Plus	p.	Premiums or similar fees paid or payable in connection with a prepayment of any Debt for Subject Period:	$
Plus	q.	Fees and expenses paid or payable in connection with any Specified Disposition, the Construction & Turnaround Disposition (including the Tank Business Reorganization) and the Tax Restructuring not to exceed $2,000,000 in the aggregate for all Specified Dispositions, the Construction & Turnaround Disposition (including the Tank Business Reorganization) and the Tax Restructuring:	$
	r.	CONSOLIDATED EBITDA	$
	s.	Capital Expenditures for Subject Period (except Capital Expenditures (A) financed with Borrowed Money (other than Loans), (B) made to restore, replace or rebuild assets subject to casualty or condemnation events to the extent made with the proceeds of insurance or condemnation awards, (C) to the extent made with the proceeds of Asset Dispositions, (D) constituting an Acquisition permitted under the Loan Agreement or (E) relating to discontinued operations (as determined in accordance with GAAP)):	$
	t.	Cash income taxes for Subject Period (other than cash income taxes relating to discontinued operations (as determined in accordance with GAAP)):	$
	u.	Consolidated Interest Expense for Subject Period payable in cash:[2]	$

[2]	For purposes of calculating Consolidated Interest Expense for any period, if during such period the Parent or any Subsidiary shall have consummated any Acquisition or any Asset Disposition of a Subsidiary, a business unit or a line of business and the aggregate consideration paid or received thereunder by the Parent and its Subsidiaries exceeded $25,000,000, Consolidated Interest Expense for such period shall be calculated after giving Pro Forma effect thereto

Exhibit C – Page 7

Form of Annual/Monthly Compliance Certificate

v.	Restricted Payments made in cash during Subject Period:	$
w.	Scheduled cash principal payments made on Borrowed Money (other than refinancing at maturity with the proceeds of other Borrowed Money) during Subject Period:	$
x.	Fixed Charge Coverage Ratio ((Line r – Line s – Line t) ÷ (Line u + Line v + Line w)):	$
Minimum required when Trigger Period is in effect:		1.15 to 1.00
In compliance:		[Yes/No] [N/A][3]

[3]	To be included only if Trigger Period is in effect.

Exhibit C – Page 8

Form of Annual/Monthly Compliance Certificate